CENTRAL SECURITIES CORPORATION

INTERIM REPORT TO STOCKHOLDERS

AS OF SEPTEMBER 30, 2012

To the Stockholders of

Central Securities Corporation:

     Financial data for the quarter ended September 30, 2012 prepared by management without audit by our independent registered public accounting firm and other pertinent information are submitted herewith.

     Comparative market values of net assets are as follows:

	Sept. 30, 2012	June 30, 2012	Dec. 31, 2011
Net assets	$563,626,054	$556,492,365	$574,187,941
Net assets per share of Common Stock	24.60	24.29	24.96
Shares of Common Stock outstanding	22,910,136	22,910,136	23,005,136

     Comparative operating results are as follows:

	Nine months ended September 30,
	2012	2011
Net investment income	$6,496,263	$9,731,428
Per share of Common Stock	.28 *	.43 *
Net realized gain on sale of investments	6,513,396	12,316,242
Decrease in net unrealized appreciation of investments	(17,011,536)	(70,678,733)
Decrease in net assets resulting from operations	(4,001,877)	(48,631,063)

* Per-share data are based on the average number of Common shares outstanding during the nine-month period.

     In the quarter ended September 30, 2012 the Corporation did not repurchase any shares of its Common Stock. The Corporation may from time to time purchase its Common Stock in such amounts and at such prices as the Board of Directors deems advisable in the best interests of stockholders. Purchases may be made on the NYSE MKT, or in private transactions directly with stockholders.

     Stockholders’ inquiries are welcome.

Central Securities Corporation:

Wilmot H. Kidd, President

630 Fifth Avenue
New York, NY 10111
October 3, 2012

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PRINCIPAL PORTFOLIO CHANGES
July 1 to September 30, 2012
(Common Stock unless specified otherwise)
(unaudited)

	Number of Shares
	Purchased		Sold	Held September 30, 2012
Analog Devices, Inc.			110,000	600,000
Convergys Corporation			281,457	1,368,543
GeoMet, Inc. Series A Convertible
Redeemable Preferred Stock	7,902	(a)		260,785
Roper Industries, Inc.			5,000	145,000

(a) Received as a dividend.

TEN LARGEST INVESTMENTS
September 30, 2012
(unaudited)

	Cost		Value	Percent of Net Assets	Year First Acquired
		(millions)
The Plymouth Rock Company, Inc.	$2.2		$167.5	29.7%	1982
Coherent, Inc.	22.0		36.7	6.5	2007
Intel Corporation	16.3		33.8	6.0	1986
Analog Devices, Inc.	8.8		23.5	4.2	1987
Agilent Technologies, Inc.	12.6		22.7	4.0	2005
Brady Corporation	2.0		21.7	3.8	1984
Convergys Corporation	20.0		21.4	3.8	1998
The Bank of New York Mellon Corporation	18.3		20.9	3.7	1993
Precision Castparts Corporation	10.0		16.3	2.9	2008
Roper Industries, Inc.	2.7		15.9	2.8	2003

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BOARD OF DIRECTORS

Wilmot H. Kidd, Chairman
Donald G. Calder, Lead Independent Director
L. Price Blackford
Simms C. Browning
David C. Colander
Jay R. Inglis
C. Carter Walker, Jr.

OFFICERS
Wilmot H. Kidd, President
Marlene A. Krumholz, Vice President and Secretary
Andrew J. O’Neill, Vice President
Lawrence P. Vogel, Vice President and Treasurer

OFFICE
630 Fifth Avenue
New York, NY 10111
212-698-2020
866-593-2507 (toll free)
www.centralsecurities.com

TRANSFER AGENT AND REGISTRAR
Computershare Trust Company, N.A.
P. O. Box 43069, Providence, RI 02940-3069
800-756-8200
www.computershare.com

CUSTODIAN
UMB Bank, N.A.
Kansas City, MO

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
KPMG LLP
New York, NY

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